                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the Appropriate Box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

--------------------------------------------------------------------------------

                          THE SWISS HELVETIA FUND, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)
                                 NOT APPLICABLE

Payment of Filing Fee (Check the Appropriate Box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1. Title of each class of securities to which transaction applies:
                           Not Applicable
         2. Aggregate number of securities to which transaction applies:
                           Not Applicable
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                           Not Applicable
         4. Proposed maximum aggregate value of transaction:
                           Not Applicable
         5. Total fee paid:
                                 Not Applicable
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
            1.       Amount Previously Paid:
            2.       Form, Schedule or Registration No.:
            3.       Filing Party:
            4.       Date Filed:

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 2000
                    ----------------------------------------

To our Stockholders:

                  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Swiss Helvetia Fund, Inc. (the "Fund") will be held at 11:30 a.m. on May 19, 2000 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022, for the following purposes:

                  1. To elect three Class III Directors to serve for a three-year term.

                  2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent public auditor for the year ending December 31, 2000.

                  3. To consider a stockholder advisory proposal.

                  4. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

                  The Board of Directors has fixed the close of business on April 12, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. A list of stockholders of record as of April 12, 2000 will be available for inspection for any purposes germane to the Meeting during ordinary business hours at the offices of the Fund, 630 Fifth Avenue, New York, New York 10111 from May 9, 2000 to the date of the Meeting.

                  You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose or, if no envelope is provided, please send to PFPC, P.O. Box 8950, Wilmington, Delaware 19899, Attention: The Swiss Helvetia Fund, Inc. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                  By order of the Board of Directors.

                                                                 Paul R. Brenner
Dated: April 19, 2000                                                  Secretary

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                                    Suite 915
                            New York, New York 10111

                         Annual Meeting of Stockholders
                                  May 19, 2000


                                 PROXY STATEMENT
                              Dated: April 19, 2000

                                  INTRODUCTION

         This Proxy Statement is furnished by the Board of Directors of The Swiss Helvetia Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 11:30 a.m. on May 19, 2000 at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

         If the accompanying form of Proxy is executed properly and returned, the shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, the shares will be voted FOR the Election of Directors, FOR the ratification of the Fund's independent public auditor, and AGAINST the stockholder proposal. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund revoking it, by submitting a properly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attending the Meeting will not automatically revoke a previously executed proxy. Shares represented by a Proxy marked to withhold authority to vote, and shares represented by a Proxy that indicates that the broker or nominee Stockholder thereof does not have discretionary authority to vote them will be counted to determine the existence of a quorum at the Meeting and will not affect the plurality vote required for the election of directors or the vote on the stockholder proposal. However, they will have an adverse effect on the vote for the ratification of the appointment of the auditors, which requires a majority vote of the shares present, since they are not votes cast for the matter. To the extent any stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, the Fund may determine that the vote attributable to such shares shall not be counted, or that such shares will not be counted for quorum purposes, or both.

         The Board of Directors has fixed the close of business on April 12, 2000 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 24,353,936.51 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 19, 2000.

         Management of the Fund knows of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

         The Fund will furnish, without charge, a copy of its Annual Report for its year ended December 31, 1999 to any stockholder requesting such Report. Requests for the Annual Report should be made in writing to The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111, Attention:
Rudolf Millisits, or by telephoning the Fund's toll free telephone number:
1-888-794-7700.

                              ELECTION OF DIRECTORS

                                  (Proposal 1)

         The Fund's Certificate of Incorporation provides for three classes of Directors with overlapping three-year terms. The number of Directors is currently nine and is divided into three classes of three Directors each. Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq. were elected as Class III Directors in 1997 to serve until the Annual Meeting of Stockholders in 2000. The Class III nominees, Paul Hottinguer, Claude Mosseri-Marlio and Stephen
K. West, Esq., are the only nominees to be considered for election at the Meeting and, if elected, each will serve a three-year term of office until the Annual Meeting of Stockholders in 2003, or until his respective successor shall be elected and shall qualify.

         Unless authority is withheld, it is the intention of the persons named in the accompanying form of Proxy to vote each Proxy FOR the election of the three Class III nominees listed below. Each Class III nominee has indicated he will serve, if elected, but if any such nominee should be unable to serve, proxies will be voted for an alternate nominee, if any, designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director. Each of the Class III nominees is currently a member of the Board of Directors.

Required Vote

         In accordance with Delaware law and the Fund's Certificate of Incorporation and By-Laws, Directors are elected by a plurality of the votes cast at the Meeting by the stockholders entitled to vote. Abstentions and broker non-votes will not be included in determining the number of votes cast in a Director's favor. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ELECT THE THREE NOMINEES AS CLASS III DIRECTORS.

Certain Information Concerning Directors and Executive Officers

         The following table sets forth certain information about each person nominated for election, each person currently serving or continuing as a Director and each person who currently serves as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. Except as otherwise indicated, all of the information is as of December 31, 1999.

-------------------------------------------------------------------------------------------------------------------------
                                                   Class III Directors
                                           (Nominees for Terms Expiring in 2003)
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                 Age     Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
Mr. Paul Hottinguer(2)        57   Chairman of     General Partner: Hottinger & Cie                    162,411(3)
Hottinger & Cie                    the Board of    (Zurich);  President: Gaspee (real
Dreikonigstrasse 55                Directors and   estate) since 1992, Financiere
8027 Zurich                        Chief           Hottinguer (holding company) since 1990,
Switzerland                        Executive       Financiere Provence Participations
                                   Officer since   (venture capital firm) since 1990,
                                   1989;           Drouot Securite since 1986, Hottinguer
                                   Director        Gestion (Luxembourg) (investment
                                   since 1987.     advisor) from 1991 to 1998, Hottinger
                                                   International Fund - "U.S. Growth Fund"
                                                   (publicly held Luxembourg mutual fund)
                                                   until 1997; Member: Conseil de
                                                   Surveillance Credit Suisse Hottinguer
                                                   since 1997; Societe pour le Financement
                                                   de Bureaux et d'Usines Sofibus (real
                                                   estate) since 1982; Managing Director:
                                                   Intercom (holding company) since 1984;
                                                   Administrator: Investissement Hottinguer
                                                   S.A. since 1989, Finaxa (Compagnie
                                                   Financiere Drouot) since 1982, Alpha
                                                   Assurances-Vie (insurance) from 1992 to
                                                   1998; Permanent Representative: Credit
                                                   Suisse Hottinguer to Provence
                                                   International (publicly held French
                                                   mutual fund), Credit Suisse Hottinguer to
                                                   PPC, Credit Suisse Hottinguer to
                                                   Croissance Britannia (investment fund),
                                                   Credit Suisse Hottinguer to Harwanne
                                                   Allemagne; Member of the Board of
                                                   Directors: Norwich Union (insurance),
                                                   Conseil de Surveillance of Emba NV
                                                   (investment company); Vice Chairman of
                                                   the Board, Director and Member of
                                                   Investment Committee: Hottinger Capital
                                                   Corp.
-------------------------------------------------------------------------------------------------------------------------
Mr. Claude Mosseri-           69   Director        E.B.R.D. - European Bank for                          5,812
  Marlio                           since 1993.     Reconstruction and Development; Senior
6 bis rue du Cloitre                               Advisor: TAM Program (Turn Around
  Notre-Dame                                       Management) since 1999; Director:
75004 Paris                                        Generali Investments (France) since
France                                             1999; Guest Lecturer: Kelley School of
                                                   Business, Indiana University since 1998;
                                                   Senior Financial consultant, portfolio
                                                   management since 1982; Managing
                                                   Director: Winthrop Laboratories from
                                                   1979 to 1982; Managing Director -
                                                   Europe, Middle East and Africa:
                                                   Mallinckrodt, Inc. from 1975 to 1978.
-------------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq.         71   Director        Partner: Sullivan & Cromwell from 1964                6,620
Sullivan & Cromwell                since 1995      through 1996; Of Counsel: Sullivan &
125 Broad Street                   and Counsel     Cromwell since 1997; Director: Pioneer
New York, New York 10004           to              Funds; AMVESCAP PLC; Winthrop Focus
                                   Non-Interested  Funds; ING America Insurance  Holdings,
                                   Directors       Inc.; Dresdner RCM Global Strategic
                                   since 1987.     Income Fund, Inc.; First ING Insurance
                                                   Company of New York.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                         Class I Directors
                                                    (Terms Will Expire in 2001)
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                 Age     Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
Mr. Eric R. Gabus              72    Director        Chairman: Societe Neuchateloise de                  1,000
St. Dominique                        since 1987;     Presse since 1999, L'Express
1815 Clarens                         Vice Chairman   Communication (Neuchatel) since 1983,
Switzerland                          (Non-Officer)   Art Law Centre, Geneva since 1998;
                                     since 1994.     Vice Chairman: Fondation Denis de
                                                     Rougemont pour l'Europe, Geneva since
                                                     1980; Board Member: Pro C.I.C.R
                                                     (International Red Cross) Neuchatel
                                                     since 1986; Deputy Chairman: Credit
                                                     Suisse First Boston from 1982 to 1986;
                                                     General Manager: Nestle S.A., Vevey
                                                     from 1969 to 1982; Manager: Banque
                                                     Paribas from 1955 to 1969.
-------------------------------------------------------------------------------------------------------------------------
Alexandre de Takacsy(2)       70     Director from   Senior Advisor to the Hottinger Group                 200
Financiere Hottinguer                1987 to         and President of Hottinger Overseas
43, rue Taitbout                     February 8,     Ltd. since April, 1986; Vice Chairman,
75009 Paris                          1994 and        President and Secretary, Hottinger
France                               since           Capital Corp.; Retired Senior
                                     September 17,   Executive; Royal Bank of Canada.
                                     1998.
-------------------------------------------------------------------------------------------------------------------------
Mr. Claude W. Frey            56     Director        President of the Swiss Parliament                   1,500
Clos 108                             since 1995.     (1994-1995); Member of the Swiss
2012 Auvernier                                       Parliament since 1979; Chairman of the
Switzerland                                          Board: Federation of Swiss Food
                                                     Industries since 1991; Association of
                                                     Swiss Chocolate Manufacturers since
                                                     1991; Swiss Association of Biscuits and
                                                     Sugar Confectioners Industries since
                                                     1991; Director: Federation of Swiss
                                                     Employers' Association since 1995; Vice
                                                     Chairman: Federation of Swiss
                                                     Employers' Association since 1997.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                    (Terms Will Expire in 2002)
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                 Age     Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
The Baron Hottinger(2)        65   Director        General Partner: Hottinger & Cie                    162,411(3)
Hottinger & Cie                    since 1987,     (Zurich); President: Conseil de
Dreikonigstrasse 55                Chairman of     Surveillance Credit Suisse/Hottinguer
8027 Zurich                        the Board of    (Paris), Sofibus (Paris) (real estate);
Switzerland                        Directors and   Vice President and Director: Financiere
                                   Chief           Hottinguer (holding company); Member:
                                   Executive       Conseil de Surveillance AXA-UAP;
                                   Officer from    Administrator: Investissement Provence
                                   1987 to 1989.   S.A. (holding company), AXA, AXA
                                                   Assurances IARD, AXA Courtage IARD, AXA
                                                   Courtage VIE, AXA Assurances Vie, AXA
                                                   France Assurances, Alpha Assurances Vie,
                                                   Finaxa, Mofipar, Hottinger International
                                                   Fund - "U.S. Growth Fund" (publicly-held
                                                   Luxembourg mutual fund), ECU Invest
                                                   (publicly-held Luxembourg mutual fund),
                                                   Hottinguer International Asset Management
                                                   (Luxembourg), Hottinger US (USA),
                                                   Hottinguer Gestion (Luxembourg)
                                                   (investment advisor) until December 1998;
                                                   Director: Donaldson, Lufkin & Jenrette,
                                                   Inc. (NY); Auditor: Didot Bottin, Caisse
                                                   d'Escompte du Midi, Financiere Provence
                                                   de Participations (FPP) (venture
                                                   capital); Managing Director: Intercom
                                                   (holding company), Sofides (real estate);
                                                   Permanent Representative: AXA-UAP to AXA
                                                   Millesime, Cie Financiere SGTE to
                                                   Schneider S.A.; Vice President: Gaspee
                                                   (real estate); Chairman of the Board: AXA
                                                   Belgium; Member of the Board: Conseil de
                                                   Surveillance of EMBA N.V. (holding
                                                   company); Chairman of the Board and
                                                   Director: Hottinger Capital Corp.
-------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne     69   Director        Chairman and CEO: Schneider SA                        2,000
Groupe Schneider                   since 1999.     (industrial conglomerate) from 1981
64/70 Avenue                                       until February 1999; Vice Chairman,
Jean-Baptiste Clement                              Credit Suisse First Boston (Swiss Bank)
92646                                              since February 1, 1999; Chairman and
Boulogne-Billancourt Cedex                         CEO: Ceca SA (specialty chemicals) (1968
France                                             to 1974); Managing Director,
                                                   Petrochemicals Division: Rhone-Poulenc SA
                                                   (chemicals) (1974 to 1980); General
                                                   Manager: Banque Parisienne pour
                                                   L'Industry (French Bank) (1958 to 1968);
                                                   Director: Equitable Life Assurance
                                                   Society (insurance) since February 1992,
                                                   Equitable Companies Inc. (insurance)
                                                   since February 1992, Bankers Trust New
                                                   York Corp. 1992 to March 1995,
                                                   Rhone-Poulenc SA (chemicals) since
                                                   January 1997, Sema Group PLC (Great
                                                   Britain) (computers) since March 1990,
                                                   Compagnie Generale d'Industrie et de
                                                   Participations (CGIP) since 1997,
                                                   Foundation de France since 1998, Banque
                                                   Paribas from May 1990 to 1998, AXA-SA
                                                   (insurance) from April 1990 to January
                                                   1997; Member: Supervisory Board of
                                                   AXA-UAP (France) (insurance) since 1998,
                                                   LaGardere (France) (holding company)
                                                   since 1998; Member: Advisory Board,
                                                   Banque Paribas from 1993 to May 1998,
                                                   Whirlpool Corp. from 1992 to 1996.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                         Class II Directors
                                                    (Terms Will Expire in 2002)
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                 Age     Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq.     64   Director        Senior Vice President and General                   2,806
Stateside Associates, Inc.         since 1987.     Counsel:  Stateside Associates, Inc.
2300 Clarendon Blvd.                               since August 1993; Samuel B. Witt, III,
Suite 407                                          Attorney-at-Law,  since August 1993;
Arlington, Virginia                                Partner: Womble Carlyle Sandridge & Rice
22201-3367                                         from June 1989 to August 1993; Assistant
                                                   Secretary: Fortune Technologies, Inc.
                                                   from 1990 to December 1993; Trustee: The
                                                   Williamsburg Investment Trust since
                                                   1989; Member and Vice President, Board
                                                   of Visitors: Virginia Military Institute
                                                   since July 1994; Director and Secretary:
                                                   Stateside Associates, Inc. since 1989
                                                   and Global Energy Management Company,
                                                   Inc. since 1991; Director: Decision
                                                   Point Marketing, Inc. from 1990 to 1996,
                                                   U.S. Games from October 1994 to
                                                   September 1996 and Grossman's Inc. from
                                                   December 1996 to April 1997; Vice
                                                   President and Special Counsel: R.J.R.
                                                   Nabisco, Inc. from June 1988 to June
                                                   1989; Vice President and Associate
                                                   General Counsel: R.J.R. Nabisco, Inc.
                                                   from February 1988 to June 1988;
                                                   Associate General Counsel: R.J.R.
                                                   Nabisco, Inc. from November 1986 to June
                                                   1988; Vice-President, General Counsel
                                                   and Secretary: R.J. Reynolds Tobacco
                                                   Company from August 1981 to November
                                                   1986.
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                          Executive Officers
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                Age      Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
Mr. Rodolphe E.              43  President and     Director:  Sofibus SA (real estate                   173,101(3)
Hottinger(2)                     Chief Operating   investment company), AXA Reinsurance, USA
Hottinger & Cie                  Officer since     (reinsurance),AXA Switzerland
3 Place des Bergues              1997; Acting      (Insurance), and Rathbone SA Geneva (UK
C.P. 395                         President from    bank); Director: Hottinger Bank & Trust
CH-1201 Geneva                   1996 to 1997;     Ltd. (Bahamas); Managing Partner:
Switzerland                      and Executive     Hottinger & Cie (Zurich) since 1987 and
                                 Vice President    Banque Hottinger & Cie (Paris) from 1987
                                 and Chief         to 1990; President: Hottinger Brothers &
                                 Operating         Cie, Inc. (broker/dealer) from 1982 to
                                 Officer from      1987 and Emba, NV (investment company)
                                 1994 to 1996.     since 1990; Vice Chairman of the Board,
                                                   Director, Chief Executive Officer and
                                                   Member of Investment Committee: Hottinger
                                                   Capital Corp.since 1994; Vice Chairman:
                                                   Hottinger Zueri Valore (equity fund)
                                                   since 1996.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                          Executive Officers
-------------------------------------------------------------------------------------------------------------------------
                                                                Principal                             Shares of
                                    Position               Business Experience                       Common Stock
                                      with                  and Directorships                      Beneficially Owned
         Name                Age      Fund               During Past Five Years                    at Dec. 31, 1999(1)
-------------------------------------------------------------------------------------------------------------------------
Mr. Rudolf S. Millisits(2)   42  Vice President    Director: Hottinger Bank & Trust Ltd.                3,104
Hottinger Capital Corp.          since 1995.       (Bahamas)  since 1996; Chief Operating
630 Fifth Avenue                                   Officer: Hottinger Capital Corp. ("HCC")
Suite 915                                          since December 1998; Executive Vice
New York, New York 10111                           President, Portfolio Manager, Member of
                                                   Investment Committee and Chief Compliance
                                                   Officer: HCC since September 1994
                                                   (manages client account aggregating in
                                                   excess of $415 million); Assistant
                                                   Secretary: HCC since August 1995;
                                                   Executive Vice President: Hottinger U.S.,
                                                   Inc. since September 1994 and Assistant
                                                   Secretary since August 1995; Vice
                                                   President and Portfolio Manager:
                                                   Hottinger & Cie (Zurich) since 1993;
                                                   Assistant Vice President and Investment
                                                   Advisor: Credit Suisse Geneva.
-------------------------------------------------------------------------------------------------------------------------
Mr. Edward J. Veilleux(2)    56  Vice President    Director: Deutsche Asset Management since              0
Investment Company               and               1999; Principal: BT Alex. Brown
Capital Corp.                    Treasurer since   Incorporated from 1989 to 1999; Executive
One South  Street                1987.             Vice President, Investment Company
Baltimore, Maryland 21202                          Capital Corp. since 1987.
-------------------------------------------------------------------------------------------------------------------------
Paul R. Brenner, Esq.(2)     57  Secretary since   Of Counsel: Salans Hertzfeld Heilbronn               6,816
700 White Plains Road            1987.             Christy & Viener (General Counsel to the
Suite 223                                          Fund) since July 1996; Paul R. Brenner,
Scarsdale, New York 10583                          Attorney-at-Law since June 1993;  Counsel
                                                   to the Fund since May 1994; Partner:
                                                   Kelley Drye & Warren from 1977 to 1993.
-------------------------------------------------------------------------------------------------------------------------
Mr. James L. Knell(2)        46  Assistant         Vice President: Deutsche Asset Management              0
Investment Company               Treasurer since   since 1998; Chief Financial Officer and
Capital Corp.                    1999.             Chief Operating Officer: Care Resources
One South Street                                   from 1993 to 1998; Vice President and
Baltimore, Maryland 21202                          Director of Financial Planning: T.Rowe
                                                   Price from 1979 to 1993; Auditor: Public
                                                   Accounting from 1976 to 1979.
-------------------------------------------------------------------------------------------------------------------------
Mr. Charles A. Rizzo(2)      42  Assistant         Vice President: Deutsche Asset Management              0
Investment Company               Treasurer since   since 1998; Senior Manager: Coopers and
Capital Corp.                    1999.             Lybrand LLP from 1995 to 1998.
One South Street
Baltimore, Maryland 21202
-------------------------------------------------------------------------------------------------------------------------

-----------

(1) All Directors and Executive Officers as a group (15 persons) owned 202,959 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(2) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Paul Hottinguer and The Baron Hottinger are brothers and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are "Interested Persons" because of their affiliation with Hottinger & Cie (Zurich) and Hottinger U.S., Inc., controlling persons of Hottinger Capital Corp. ("HCC"), the Fund's Investment Advisor; Rodolphe E. Hottinger is also an "Interested Person" because he is President of the Fund; Alexandre de Takacsy is an "Interested Person" because of his affiliation with HCC; Rudolf S. Millisits is an "Interested Person" because he is Vice President of the Fund and because of his affiliation with HCC; Edward J. Veilleux is an "Interested Person" because he is Vice President and Treasurer of the Fund; James L. Knell is an "Interested Person" because he is an Assistant Treasurer of the Fund; Charles A. Rizzo is an "Interested Person" because he is an Assistant Treasurer of the Fund; and Paul R. Brenner is an "Interested Person" because he is Secretary of and Counsel to the Fund, Counsel to HCC and Of Counsel to Salans Hertzfeld Heilbronn Christy & Viener, which serves as General Counsel for the Fund.

         The Executive Officers of the Fund are elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders.

         The Board of Directors has an Audit Committee whose current members are Messrs. Pineau-Valencienne, West and Witt. The Audit Committee makes recommendations to the full Board with respect to the engagement of the independent public auditor and reviews with the independent public auditor the plan and results of the audit engagement. The Audit Committee held four meetings during the year ended December 31, 1999. The Board of Directors also has a Nominating Committee whose current members are Messrs. Frey, Gabus and Mosseri-Marlio. The principal function of the Nominating Committee is to recommend to the Board nominees for election as Directors. The Nominating Committee held a meeting on March 16, 2000 to recommend to the Board of Directors the nominees for the Class III Directors to be elected at this Meeting. The Nominating Committee held one meeting during the year ended December 31, 1999. The Nominating Committee will consider nominees recommended by a stockholder if such recommendation is in writing and received by the Fund by the deadline specified below under "Stockholder Proposal" and otherwise complies with the requirements for such proposals contained in the Fund's By-laws. Any such recommendations should be submitted to: Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111. The Board of Directors does not have a Compensation Committee.

         During year ended December 31, 1999, the Board of Directors met five times, of which four were regularly scheduled meetings and one was a special meeting. Each incumbent Director attended at least 75% of the aggregate of (i) the total number of Meetings of the Board of Directors and (ii) the total number of Meetings held by all Committees of the Board on which he served.

         Each Director who is not an interested person (as such term is defined in the 1940 Act) of the Fund or its Investment Advisor, Hottinger Capital Corp., (each, a "non-interested Director") is currently paid an annual fee of approximately $8,413, plus $750 for each meeting of the Board of Directors attended and $750 for each committee meeting attended, if held separately. The Chairman of the Audit Committee receives an annual fee of approximately $9,254 (in lieu of the approximate $8,413 annual fee paid to other non-interested Directors), plus the same $750 meeting fee paid to the other non-interested Directors. The annual fee of non-interested Directors (including the annual fee paid to the Chairman of the Audit Committee) is adjusted annually, as of each October 1, by the adjustment in the Consumer Price Index "All Items Price Index -- National", for the preceding twelve month period. In addition, the Fund reimburses such Directors for certain out-of-pocket expenses, such as travel expenses in connection with board meetings. During the year ended December 31, 1999, all incumbent non-interested Directors as a group were entitled to receive from the Fund aggregate remuneration amounting to $101,133.55 and individual remuneration (exclusive of reimbursed expenses), as follows:

---------------

(3) Hottinger & Cie (Zurich), a partnership, owns 108,710 shares of the Fund, Hottinger Capital Corp., the Fund's Investment Advisor, owns 49,201 shares of the Fund, Hottinger Finanz AG owns 2,250 shares of the Fund and Hottinger Treuhand AG owns 2,250 shares of the Fund. Paul Hottinguer and The Baron Hottinger are brothers, and Rodolphe E. Hottinger is the son of The Baron. Paul Hottinguer, The Baron Hottinger and Rodolphe E. Hottinger are controlling partners of Hottinger & Cie (Zurich) and controlling shareholders and directors of Hottinger Capital Corp., Hottinger Finanz AG and Hottinger Treuhand AG and therefore share voting and investment power over the 162,411 shares of the Fund owned by Hottinger & Cie (Zurich), Hottinger Capital Corp., Hottinger Finanz AG and Hottinger Treuhand AG. In addition, Mr. Rodolphe E. Hottinger directly owns 10,690 shares.

                                                               Pension Or
                                                               Retirement                                Total
                                                                Benefits         Estimated            Compensation
                                            Aggregate          Accrued As          Annual             From Fund and
           Name of Person                 Compensation         Part of Fund     Benefits Upon          Fund Complex
            & Position                      From Fund           Expenses         Retirement         Paid to Directors
----------------------------------------------------------------------------------------------------------------------
Claude W. Frey, Director                    $13,501.50             $0                $0                 $13,501.50
----------------------------------------------------------------------------------------------------------------------
Eric R. Gabus, Director                     $12,751.50             $0                $0                 $12,751.50
----------------------------------------------------------------------------------------------------------------------
Jean-Louis Gillieron, Director*              $3,549.40             $0                $0                 $3,549.40
----------------------------------------------------------------------------------------------------------------------
Claude Mosseri-Marlio, Director             $13,501.50             $0                $0                 $13,501.50
----------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne, Director         $16,501.50             $0                $0                 $16,501.50
----------------------------------------------------------------------------------------------------------------------
Stephen K. West, Esq., Director             $20,251.50             $0                $0                 $20,251.50
----------------------------------------------------------------------------------------------------------------------
Samuel B. Witt, III, Esq., Director,        $21,076.65             $0                $0                 $21,076.65
Chairman of the Audit Committee
----------------------------------------------------------------------------------------------------------------------
TOTAL REMUNERATION:                        $101,133.55             $0                $0                $101,133.55
                                           ===========             ==                ==                ===========
----------------------------------------------------------------------------------------------------------------------

*Retired March 18, 1999

No other Director of the Fund received compensation from the Fund. No Executive Officer of the Fund received aggregate compensation from the Fund for the most recently completed fiscal year in excess of $60,000. Accordingly, no other persons have been included in the compensation table set forth above.

Section 16(a) Beneficial Ownership Reporting Compliance

         Under the securities laws of the United States, the Fund's Directors, its Executive (and certain other) Officers, its Investment Advisor and affiliated persons of its Investment Advisor and any other persons beneficially owning more than ten percent of the Fund's Common Stock are required to report their ownership of the Fund's Common Stock and any changes in that ownership to the Fund, the Securities and Exchange Commission and The New York Stock Exchange. Specific due dates for these reports have been established, and the Fund is required to report in this proxy statement any failure to file by these dates during 1999. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year, Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year and written representations received from such persons, all of these requirements appear to have been satisfied by such persons during the year ended December 31, 1999.

Security Ownership of Certain Beneficial Owners

         As of December 31, 1999, no stockholder, to the knowledge of Management, other than the President and Fellows of Harvard College and Lazard Freres & Co. LLC, beneficially owned more than five percent of the Fund's outstanding shares of Common Stock. The President and Fellows of Harvard College, through its endowment fund and its pension fund, filed on February 14, 2000 an amendment to its beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 1999 it beneficially owned 2,185,900 shares of Common Stock and Lazard Freres & Co. LLC, on behalf of its advisory clients, filed on February 2, 2000 an amendment to its beneficial ownership report on Schedule 13G with the Securities and Exchange Commission stating that as of December 31, 1999 it beneficially owned 1,646,100 shares of Common Stock. Based on such filings, these holdings represented approximately 8.90 percent and 6.68 percent of the Fund's outstanding shares, respectively, as of December 31, 1999.

                     SELECTION OF INDEPENDENT PUBLIC AUDITOR

                                  (Proposal 2)

         At a Meeting held on March 16, 2000 and based upon the unanimous recommendation of the Audit Committee, the Board of Directors of the Fund, including a majority of the Directors who are non-interested Directors, selected Deloitte & Touche LLP (the "Firm" or "D&T") to act as the independent public auditor for the Fund for the year ending December 31, 2000. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent public auditor for the Fund since 1987. One or more representatives of D&T are expected to be present at the Meeting to answer appropriate questions concerning the Fund's financial statements and will have an opportunity to make a statement if they choose to do so. It is intended that the persons named in the accompanying Proxy will vote FOR ratification of the selection of D&T as the Fund's independent public auditor. Although the submission of this matter to the stockholders is not required by law, if this appointment is not ratified by the stockholders, the Board of Directors will reconsider its selection of the Fund's independent public auditor.

Required Vote

         The selection of the Fund's independent public auditor will be ratified if approved by a majority of shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will not be included in determining the number of votes cast but will be counted for purposes of determining the number of shares present in person or represented by proxy. As a result, since they are not votes cast "for" this proposal, they have the same effect as negative votes or votes "against" the proposal. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT PUBLIC AUDITOR FOR THE YEAR ENDING DECEMBER 31, 2000.

                              STOCKHOLDER PROPOSAL

                                  (Proposal 3)

         An owner (the "proponent") of shares of the Fund has informed the Fund that it intends to present the proposal set forth below (the "Stockholder Proposal") for action at the Meeting. The proponent's name, mailing or e-mail address and the number of shares owned by the proponent will be promptly furnished to any stockholder by the Secretary of the Fund upon oral or written request directed to the Secretary. This Proposal is advisory and does not involve any minimum number of votes.

         The Stockholder Proposal and Supporting Statement are as follows:

                  RESOLVED: The stockholders of The Swiss Helvetia Fund (the "Fund") request the Board of Directors to take the steps necessary to convert the Fund to an open-end fund.

                              Supporting Statement

                  We have been a shareholder of the Fund since August 1995. Its shares have long traded at a double-digit discount to net asset value since August 1995. Despite some commendable measures that the Board of Directors has taken to address the discount including a sizable share repurchase program, our opinion is that the discount has remained too wide for too long. As of December 3, 1999, the Fund's discount was 20.6%. That means that the total difference between the Fund's market value and its NAV was about $90 million on that date.

                  The time has come to convert the Fund to an open-end fund. Converting it to an open-end fund will give stockholders a tangible benefit, i.e. elimination of the discount that we believe far outweighs whatever theoretical advantages the closed-end structure supposedly offers. Although this proposal, if approved, is not binding on the directors, it is hoped that it will send a message to them that the shareholders want the discount eliminated.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3 FOR THE REASONS STATED BELOW.

                        OPPOSING STATEMENT OF YOUR BOARD

         Your Board of Directors is opposed to Proposal 3 and unanimously recommends that you vote AGAINST this proposal for the following reasons:

            o Open-ending your Fund will likely burden your Fund's long-term investors with dilution, lower performance, higher expenses and adverse tax consequences, and could even lead to the complete liquidation of your Fund.

            o Your Fund's relative investment performance has been outstanding with its existing closed-end format.

            o Open-ending your Fund will deprive investors of the closed-end format's advantages, including the investment leverage effect of the market discount.

         1. Dilution and Performance Impairment. Management has advised the Board of Directors that open-ending would almost certainly result in heavy stockholder withdrawals within a few weeks. These could initially shrink the size of the Fund by one quarter or more. To raise the needed cash, the portfolio would have to be partially liquidated in a short period of time. Management has advised the Board of Directors that, because of the limited liquidity of the Swiss equity markets, these sales could decrease prices and reduce the net asset value of the shares held by the remaining stockholders of the Fund.

         Moreover, the Fund would thereafter be required to maintain substantial cash reserves to meet further redemptions. As a practical matter, your Fund's portfolio managers would be severely constrained in their ability to add value through appropriate diversification, sector allocation and investment in medium and smaller capitalization companies in a manner consistent with the Fund's past and anticipated future practice and investor expectations. Management has advised the Board of Directors that under these circumstances it is highly unlikely that the Fund could continue its outstanding relative performance of the past several years.

         Indeed, Management believes that massive withdrawals, coupled with subsequent distributions to remaining stockholders of the resulting taxable realized capital gains (see "4" below), could reduce the Fund's assets to the point that the Fund would be too small to be economically viable, in which case your Board of Directors may be obliged to recommend that the Fund be liquidated.

         The freedom of your Fund's portfolio managers to focus on investing with appropriate asset diversification, sector allocation and investment in medium and smaller capitalization companies has caused your Fund's investment performance over the last three years to exceed its benchmark index, the Swiss Performance Index, in each year. In addition, Management has advised the Board of Directors that your Fund outperformed its peer group of Swiss equity funds managed by major Swiss banks as follows.

                       Peer Group Performance Comparisons
          Total Return Based Upon Net Asset Value in Swiss Franc Terms*

--------------------------------------------------------------------------------
                                       1999           1998            1997
--------------------------------------------------------------------------------
The Swiss Helvetia Fund, Inc.         14.70%         15.89%          55.38%
--------------------------------------------------------------------------------
Swiss Performance Index**             11.69%         15.36%          55.19%
--------------------------------------------------------------------------------
Pictet Valsuisse                       9.36%         11.02%          55.67%
--------------------------------------------------------------------------------
CS Equity Swiss Blue Chips             7.60%         14.30%          59.60%
--------------------------------------------------------------------------------
Saraswiss (Bank Sarasin)               6.87%         12.75%          53.62%
--------------------------------------------------------------------------------
Swiss Baer (Julius Baer)               1.73%         13.04%          55.94%
--------------------------------------------------------------------------------
UBS Equity Inv. Switzerland            1.00%         12.00%          56.00%
--------------------------------------------------------------------------------
 * In each case except for Saraswiss, total return is calculated assuming reinvestment of all distributions. Fund's listed, other than the Fund, are not registered with the Securities and Exchange Commission. Performance information for such funds is derived from their published investor reports.

** The Swiss Performance Index is unmanaged and reflects no expenses, whereas the Fund has outperformed the Index even after taking into account its expenses.

Further, your Fund received the 1998 and 1999 Lipper Performance Achievement Certificate ranking it as the "Number One" fund in the Lipper Closed-End Fund Performance Analysis for Western European Funds for the ten year periods ending December 31, 1998 and 1999.

         As of December 31, 1999, the Fund had five investments that through either market appreciation or merger have each grown to represent 5% or more of the net assets of the Fund as of such date. Together, these investments, which Management believes are desirable to maintain, constituted approximately 57% of the market value of the Fund's net assets as of December 31, 1999. Under U.S. tax law, regulated investment companies such as the Fund are limited in their ability to establish positions over 5% through purchases. If the Fund were to open-end, Management believes that it would probably have to sell many of these positions to raise cash for redemptions and may not be able to re-establish them at current levels even if cash became available from new investors. Moreover, disposition of these larger investments would likely cause the Fund's performance to suffer. For each of the years ending 1999, 1998 and 1997, at least two of the Fund's over 5% investments have consistently ranked among the Fund's ten investments experiencing the greatest appreciation over the prior year-end.

         2. Higher Expenses. Open-ending would also be likely to substantially increase the Fund's expense ratio. First, the Fund's fixed expenses would be spread over a substantially smaller asset base, increasing their per-share affect. Fixed expenses are those that tend not to decrease proportionately with the Fund's size. Unlike open-end funds that are part of a family of funds, your Fund does not have a ready means to attract new investors, so withdrawals will likely continue at higher levels than new investor purchases. This will shrink the Fund.

         Second, open-ending would probably involve new ongoing expenses, such as an annual distribution (12b-1) fee of at least 0.25% (25 basis points) and additional stockholder servicing fees. For example, a 50% decrease in the Fund's net assets and the addition of a 25 basis point 12b-1 fee, would increase the Fund's per-share expense ratio from the current level of 1.11% to approximately 1.71% (not including at least an estimated $350,000 one-time cost for conversion to open-end form).

            o Your Fund's expense ratio has for many years been among the lowest of European closed-end country funds. Open-end funds typically have higher expense ratios because of their need to provide additional shareholder services and to make distribution (12b-1) payments.

         3. Loss of Investment Leverage from Market Discount. Your Fund's shares have traded at a discount to their net asset value in recent years. Your Board of Directors believes there may be some misunderstandings about the market discount of your Fund and other closed-end funds. Market discounts (and possible premiums) are an inherent consequence of the closed-end fund format. They are affected by supply and demand for Fund shares, but their exact cause has not been adequately explained by financial analysts or academic studies. In any event, discounts can vary widely over time. Indeed, a market discount can be an investment advantage. For example, a discount of 18% presents the opportunity to buy $100 worth of working investment assets for $82.

         Your Fund instituted a share buy-back program in early 1999, which continues as of this date. The principal purpose of the program is to enhance stockholder value by increasing the Fund's net asset value without a meaningful adverse effect upon the Fund's expense ratio. While some may suggest that a buy-back program does not have a lasting effect on the discount, your Board recognizes that some stockholders strongly favor buy-back programs. In 1999, buy backs added 0.67%, or $2,802,736.60, to year-end net asset value. This program continues as of this date.

         4. Adverse Tax Consequences to Stockholders. If the anticipated stockholder withdrawals occur following open-ending, significant sales of appreciated portfolio securities would be required. These sales would result in the Fund's realization of significant additional capital gains which must be distributed to stockholders and would be taxable to the stockholders receiving them. For example, the Fund estimates that if it were required to sell 50% of each of its holdings at their March 31, 2000 prices to raise cash, net undistributed realized capital gains would amount to $9.62 per remaining share (55.52% of net asset value). Outgoing stockholders would capture the value of these gains through redemption but without having to pay tax on the Fund's capital gains distributions. Remaining stockholders would receive and pay tax on the $9.62 per share taxable capital gains distributions. Thus, these distributions and the associated tax liabilities would disproportionately impact long-term stockholders who remain in the Fund after the stockholders seeking short-term gain had redeemed their shares.

         5. Conclusion. For all the above reasons, your Board of Directors strongly believes that the overall interests of the Fund would not be well served by open-ending.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3.

                                  OTHER MATTERS

         The Fund's investment advisor and administrator are Hottinger Capital Corp., 630 Fifth Avenue, Suite 915, New York, New York 10111 and Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, respectively. The Fund currently does not have a principal underwriter.

         No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Stockholders properly arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals (other than director nominations) intended to be presented at the Fund's Annual Meeting of Stockholders in 2001 must be received by the Fund on or before December 21, 2000 in order to be included in the Fund's proxy statement and form of proxy relating to that Meeting. Except as otherwise provided by the rules and regulations of the Securities and Exchange Commission, any director nominations or other stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 2001 must be received by the Fund not less than 90 nor more than 120 days prior to May 19, 2001 and must otherwise comply with the requirements of the Fund's By-laws relating to such nominations and proposals. Any such proposals should be submitted in writing to:
Secretary, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111.

                         EXPENSES OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or HCC or by agents of the Fund or by telephone or telegraph. The Fund has also retained Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies and will receive a fee of approximately $15,000 for its services, plus expenses. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their customers to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

                                 VOTING RESULTS

         The Fund will advise the stockholders of the voting results of the matters voted upon at the Annual Meeting in the 2000 Semi-Annual Report to Stockholders.

                                  ANNUAL REPORT

         The Fund will furnish, without charge, a copy of the 1999 Annual Report and the most recent Quarterly Report to any Stockholder upon request addressed to Rudolf S. Millisits, Vice President, The Swiss Helvetia Fund, Inc., 630 Fifth Avenue, Suite 915, New York, New York 10111 (toll free telephone number:
1-888-794-7700).

         STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.


                                                               Paul R. Brenner
                                                               Secretary
Dated: April 19, 2000

                                   [SIDE ONE]


                          THE SWISS HELVETIA FUND, INC.
                                630 Fifth Avenue
                          New York, New York 10111-0001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             OF THE SWISS HELVETIA FUND, INC. PURSUANT TO A SEPARATE
          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT,
          DATED APRIL 19, 2000, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED

         The undersigned hereby appoints Paul R. Brenner and Edward J. Veilleux, and each of them, the true and lawful attorneys and proxies, each with the power of substitution, for and in the name, place and stead of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The Swiss Helvetia Fund, Inc. held of record by the undersigned on April 12, 2000 at the Annual Meeting of Stockholders to be held at The Drake Swissotel, 440 Park Avenue, Manhattan East and West Suites, New York, New York 10022 on May 19, 2000 or any adjournment or adjournments or postponement thereof.

1.  Election of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES.

------------------------------------------------------------------------------------------------------
[ ]  For all nominees listed below                          [ ]  WITHHOLD AUTHORITY
(except as marked to the contrary below)                    (to vote for all nominees listed below)
------------------------------------------------------------------------------------------------------

         (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name on the list below).

         Nominees for Class III Directors: Paul Hottinguer, Claude Mosseri-Marlio and Stephen K. West, Esq.

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent public auditor for the year ending December 31, 2000.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL.

               [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3.  To act upon the stockholder advisory proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" THE PROPOSAL.

               [ ] FOR        [ ] AGAINST        [ ] ABSTAIN


                              (Continued, and to be signed, on the reverse side)

                                   [SIDE TWO]

(Continued from other side)

         This proxy, when properly executed and returned to the Fund, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposal 3 and will be voted in the discretion of the proxies upon such other matters as may properly come before the Meeting.

         The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or either one of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. Both of said proxies or their substitutes who shall be present and act at the Meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies.

                                        _______________________________________
                                        Your signature should appear the same as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other similar capacity, please give full title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf and the corporate seal affixed. If the signature is by a partnership, a partner should sign the full partnership name.

Dated:     , 2000
                                        Name of Corporation (if applicable):

                                        By:____________________________________
                                                      (Signature)

                                        By:____________________________________
                                                      (Signature)

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY TO THE FUND.